Exhibit 99.4

                        SETTLEMENT AND RELEASE AGREEMENT

      This Settlement and Release Agreement (the "Agreement") is made as of the 2nd day of December , 2003, by and among 1st Atlantic Guaranty Corporation, a Maryland corporation ("1st Atlantic"); Geneva Capital Partners LLC, a Maryland limited liability company ("Geneva"); Baker Botts, LLP, a Texas limited liability partnership ("Escrow Agent"); SBM Financial, LLC (formerly known as State Bond & Mortgage, LLC), a Maryland limited liability company ("SBM Financial"); SBM Certificate Company, a Maryland corporation ("SBM"); Atlantic Capital Funding Corp., a Maryland corporation ("ACFC"); Mark Taylor, Bankruptcy Trustee, in his personal capacity and in his capacity as representative of the Lawbaugh Bankruptcy Estate as hereinafter defined (the "Trustee"); and the following individuals, who are hereinafter collectively referred to as the "Creditors": Peggy Hawkins, John Doljac, Katherine Doljac, James Tolley, Thelma Forkey, Martha Keys, and Robert Brown (collectively, the "Parties"; each, a "Party").

      WHEREAS, the Parties desire to enter into this Agreement to forever settle all matters between them with respect to the subject matter hereof consistent with the terms and conditions of that certain Term Sheet agreed to by the Parties, a copy of which the Trustee filed with the United States Bankruptcy Court for the District of Maryland ("Court") in furtherance of the settlement contemplated thereby and by this Agreement.

      NOW, THEREFORE, the Parties, based on the consideration set forth herein the receipt and sufficiency of which they each hereby acknowledge, and intending to be legally bound, do hereby agree as follows:

      1. Geneva Purchase of 1st Atlantic Shares. Geneva hereby agrees to purchase from the Trustee, and the Trustee hereby agrees to sell to Geneva, Seven Million Five Hundred Thousand (7,500,000) shares of common stock of 1st Atlantic currently held in escrow by the Escrow Agent (the "Shares") for a purchase price in cash in the amount of Two Million Five Hundred Thirty Two Thousand Nine Hundred Eighty-One Dollars ($2,532,981.00) (the "Stock Purchase Price"). The Stock Purchase Price shall be paid by Geneva to 1st Atlantic at Closing (as hereinafter defined) and the Trustee hereby approves that payment of the Stock Purchase Price to 1st Atlantic in consideration for the full and complete release by 1st Atlantic and its Affiliates (as hereinafter defined) of Trustee in his personal capacity and in his capacity as trustee for the bankruptcy estate of John Lawbaugh, the former Chief Executive Officer of 1st Atlantic ("Lawbaugh"), which bankruptcy estate is referred to herein as the "Lawbaugh Bankruptcy Estate." The Shares shall be sold and transferred by the Trustee to Geneva in a closing (the "Closing") to be held pursuant to the terms and conditions of a stock purchase agreement to be executed between Geneva, 1st Atlantic, and the Trustee prior to the Closing, with such Closing to occur no later than December 15, 2003 or, if later, promptly after the expiration of any required notice periods and any hearing required by the Court. The Shares are currently being held in escrow by the Escrow Agent pursuant to an escrow agreement, dated November 14, 2002, by and among 1st Atlantic, the Escrow Agent, and Lawbaugh. The Escrow Agent shall release the Shares at the Closing and the Trustee and Escrow Agent shall take all action necessary or appropriate to transfer, or cause the transfer of, the Shares to Geneva at the Closing. The Trustee represents and warrants that the Trustee has full power and authority to sell the Shares to Geneva. The Trustee, Geneva and all other Parties to this Agreement agree to cooperate and to promptly take all necessary or appropriate steps to facilitate the earliest possible date for the Closing.

      2. Payment of Funds by Geneva to 1st Atlantic. At the Closing, Geneva shall pay to 1st Atlantic by wire transfer of funds the aggregate amount of: (a) the Stock Purchase Price, plus (b) Three Million Two Hundred Thousand Dollars ($3,200,000.00) the amount currently necessary to resolve any question of reserve compliance by 1st Atlantic..

      3. Issuance of Notes by SBM Financial to the Creditors. At the Closing, SBM Financial shall issue secured debt instruments in the form attached as Exhibit A hereto ("Notes") to the following Creditors:

                                             Principal                   Annual
                   Individual                  Amount         Term        Rate
                   ----------                  ------         ----        ----
            Peggy Hawkins                  $  990,000.00    10 Years     1.50%
            John Doljac                    $   84,699.95    10 Years     1.50%
            John and Katherine Doljac      $   18,707.38    10 Years     1.50%
            James Tolley                   $   22,310.27    10 Years     1.50%
            Thelma Forkey                  $  137,754.06    10 Years     1.50%
            Martha Keys                    $   67,821.74    10 Years     1.50%
            Martha Keys                    $    3,438.85    10 Years     1.50%
            Robert Brown                   $  241,805.68    10 Years     1.50%
            Katherine Doljac               $   50,233.96    10 Years     1.50%
                                           -------------

                              Total:       $1,616,771.89

The Notes shall be secured by a first priority interest in compliance with the Uniform Commercial Code in all of the stock of SBM, which is a wholly-owned subsidiary of SBM Financial, pursuant to the terms of a security agreement in the form attached as Exhibit B hereto ("Security Agreement"); provided, however, that Geneva shall have the right to substitute collateral for the release of 100% of the SBM shares remaining in escrow at any time in accordance with the terms of the Security Agreement. Geneva shall have the right to sell or pledge the SBM shares held in escrow without the consent of the Noteholders as long as the Notes are paid off in connection with such transaction. The first payment on the Notes shall occur in accordance with Schedule A to the Notes . On each payment date under the Notes, the escrow agent for the Notes shall be required to release five percent (5%) of the SBM shares held in escrow, provided SBM Financial has paid the amounts then due under the Notes, and provided further that the aggregate amount of SBM shares released pursuant to this provision shall not exceed 49% of all SBM shares placed in escrow. At the request of each Creditor, the Notes may be issued to a qualified retirement plan identified by the Creditor.

      4. Payment of Additional Funds by Geneva to Third-Parties. At the Closing, Geneva shall pay cash in the following amounts to the following persons: (i) Ten Thousand Dollars ($10,000.00) to Venable, the legal counsel for Peggy Hawkins,
(ii) Ten Thousand Dollars ($10,000.00) to Shulman, Rogers, Gandal, Pordy & Ecker, P.A., the legal counsel for

Robert Brown and Thelma Forkey, and (iii) One Hundred Five Thousand Dollars ($105,000.00) for payment of administrative expenses, including the fees of the Trustee, and for the legal costs of the Trustee and its counsel, with such fees being subject to approval by the Court after the filing of appropriate applications therefore; provided, however, that in the event the Court approves less than such $105,000 amount to be paid to the Trustee and its counsel pursuant to this Section 4(iii), then the remaining amount thereof, if any, shall be retained by or promptly repaid to Geneva, as the case may be.

      5. Release by Trustee. The Trustee, on his behalf and on behalf of the Lawbaugh Bankruptcy Estate, hereby fully releases the Escrow Agent, 1st Atlantic, SBM, SBM Financial, ACFC and Geneva, and, any affiliated entity of the foregoing and their respective directors, officers, employees, attorneys, accountants, and agents other than Lawbaugh or Brian Smith (collectively, "Affiliates") from any and all claims or liability relating to any matters between or among them, including, without limitation, the matters described in the Cases (defined below).

      6. Release by Creditors. The Creditors hereby fully release the Trustee, in his personal capacity and his capacity as representative of the Lawbaugh Bankruptcy Estate, the Escrow Agent, 1st Atlantic, SBM, SBM Financial, ACFC, Geneva, and their respective Affiliates from any and all claims or liability relating to any matters between or among them, including, without limitation, the matters described in the Cases (defined below); provided, however, that the foregoing releases shall not preclude any Creditor from objecting to the discharge of Lawbaugh in the pending Chapter 11 case or in any converted or subsequent bankruptcy case, or from asserting claims against Brian Smith.

      7. Release by 1st Atlantic et al. 1st Atlantic, SBM Financial, SBM, and ACFC hereby fully release the Trustee, in his personal capacity and his capacity as representative of the Lawbaugh Bankruptcy Estate, Geneva, Escrow Agent, and the Creditors, and their respective Affiliates from any and all claims or liability relating to any matters between or among them, including, without limitation, the matters described in the Cases (defined below); provided, however, that the foregoing releases shall not preclude any Creditor from objecting to the discharge of Lawbaugh in the pending Chapter 11 case or in any converted or subsequent bankruptcy case, or from asserting claims against Brian Smith.

      8. Release by Geneva. Geneva hereby fully releases the Trustee, in his personal capacity and his capacity as representative of the Lawbaugh Bankruptcy Estate, 1st Atlantic, the Creditors, the Escrow Agent, and their respective Affiliates from any and all claims or liability relating to any matters between or among them, including, without limitation, the matters described in the Cases (defined below); provided, however, that the foregoing releases shall not preclude any Creditor from objecting to the discharge of Lawbaugh in the pending Chapter 11 case or in any converted or subsequent bankruptcy case, or from asserting claims against Brian Smith.

      9. Settlement with SEC by 1st Atlantic. After the Closing, 1st Atlantic shall promptly do all acts necessary to settle its case with the Securities and Exchange Commission ("SEC"); provided, however, that 1st Atlantic's settlement with the SEC must be satisfactory to Geneva.

      10. The Cases. Each Party to this Agreement hereby agrees to take all action necessary or appropriate to dismiss the Cases (defined below), any pending motions in the Cases (defined below), or any appeals of the Cases (defined below), and in effecting the terms of this Agreement. The releases set forth in this Agreement represent material consideration for each other and represent material consideration for the Parties entering into this Agreement and are only intended to have effect if the releases are mutual. The Parties mutually agree that the Parties would not have entered into this Agreement except upon their receiving the mutual releases set forth herein. Notwithstanding anything contained in this Agreement to the contrary, no release contained in this Agreement shall release Lawbaugh nor any family members of Lawbaugh nor Brian Smith from any claims that may arise after the dismissal of the Cases, or any claim objecting to Lawbaugh's discharge in a bankruptcy case, or any claims against Lawbaugh if no discharge is granted to him. For purposes of this Agreement, the term "Cases" shall mean each of the following legal actions:

            o In re John Lawbaugh, Bankruptcy Case No. 03-16060, U.S. Bankruptcy Court, District of Maryland (the "Bankruptcy Case"). With respect to the Bankruptcy Case, each Party agrees that the dismissal of this case shall be requested promptly upon disposition of the fee motions in such case and such other motions necessary to carry out the intent of the provisions hereof.

            o 1st Atlantic Guaranty Corp. v. Lawbaugh, Civil Action No. 03-2009, U.S. District Court, District of Maryland (this case was originally commenced as Adversary Proceeding No. 03-3041 in the U.S. Bankruptcy Court for the District of Maryland).

            o Mark D. Taylor, Chapter 11 Trustee to the Estate of John Lawbaugh v. Stephen L. Braga, As Escrow Agent, Adversary Proceeding No. 03-3111, U.S. Bankruptcy Court, District of Maryland.

            o Mark D. Taylor, Chapter 11 Trustee to the Estate of John Lawbaugh v. 1st Atlantic Guaranty Corp. v. Lawbaugh, Adversary Proceeding No. 03-3115, U.S. Bankruptcy Court, District of Maryland.

            o Unfiled claims of the Creditors against the Parties, excluding claims against Lawbaugh, individually, or Brian Smith.

      11. Headings; Construction. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require.

      12. Severability. If any term or other provision of this Agreement is determined to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties hereto as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

      13. Entire Agreement; Modification; Expenses. This Agreement and the Exhibits attached hereto, all of which are incorporated as if fully set forth herein, constitutes the entire agreement of the Parties and supersedes all prior agreements and undertakings, both written and oral, between the Parties, or any of them, with respect to the subject matter hereof. This Agreement may not be amended except by a written agreement executed by all the Parties hereto. Except as other wise provided herein, each party hereto shall be solely liable for all legal, accounting and other fees and expenses incurred by him or it with respect to the subject matter hereof.

      14. Effectiveness; Assignment. This Agreement and all obligations and rights hereunder shall not be effective until the Closing. When effective, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns; provided, however, that no Party may assign this Agreement without the prior written approval of all the other Parties.

      15. Waiver; Remedies Cumulative. No failure or delay on the part of any Party in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party;
(b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement. All rights and remedies existing under this Agreement are in addition to, and not exclusive of, any rights or remedies otherwise available.

      16. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland.

      17. Litigation. The Parties agree and consent to subject matter jurisdiction, personal jurisdiction and venue solely in the Circuit Court for Montgomery County, Maryland for any controversy or claim arising out of this Agreement. All costs, expense and fees (including attorney's fees) incurred in connection with such litigation shall be paid by the non-prevailing party as determined by the court and included in the judgment.

      18. Counterparts. The Parties may execute this Agreement individually, by duly authorized officers, or by attorney-in-fact, as the case may be, in one or more counterparts, and by the different Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                    [Signatures appear on the following page]

      IN WITNESS WHEREOF, the undersigned Parties have duly executed or caused this Agreement to be executed as of the date first written above:


1st ATLANTIC GUARANTY CORPORATION            GENEVA CAPITAL PARTNERS LLC

By: /s/ Trey Stafford                        By: /s/ Eric M. Westbury
   -----------------------------------           -------------------------------
      Name: Trey Stafford                        Name: Eric M. Westbury
      Title: Vice President                      Title: Managing Member


SBM FINANCIAL, LLC                           SBM CERTIFICATE COMPANY

By: /s/ Trey Stafford                        By: /s/ Trey Stafford
   -----------------------------------           -------------------------------
      Name: Trey Stafford                        Name: Trey Stafford
      Title: CFO                                 Title: CFO


MARK TAYLOR, Bankruptcy Trustee,             ATLANTIC CAPITAL FUNDING CORP.
in his personal capacity and in his
capacity as representative of the Lawbaugh
Bankruptcy Estate

/s/ Mark Taylor                              By: /s/ Trey Stafford
--------------------------------------           -------------------------------
Mark Taylor                                      Name: Trey Stafford
                                                 Title: CFO

/s/ Thelma W. Forkey                         /s/ Martha Keys
--------------------------------------       -----------------------------------
Thelma Forkey                                Martha Keys

/s/ John Doljac                              /s/ James Tolley
--------------------------------------       -----------------------------------
John Doljac                                  James Tolley

/s/ Robert G. Brown                          /s/ Katherine Doljac
--------------------------------------       -----------------------------------
Robert Brown                                 Katherine Doljac


                                             BAKER BOTTS, LLP

/s/ Peggy Hawkins by Kevin Hawkins POA       By: /s/ Stephen L. Braga
--------------------------------------          --------------------------------
Peggy Hawkins                                Name: Stephen L. Braga
                                             Title: Partner

                                                                       EXHIBIT A

                             Form of Promissory Note

                                                                       EXHIBIT B

                           Form of Security Agreement


                                       8